UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 30, 2002
                                                --------------------------------

Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2002, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-WL1)
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            (Exact name of registrant as specified in its charter)



        Delaware                         333-83986-08            13-3291626
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)
     Identification No.)

1585 Broadway, New York, New York                                  10036
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
                                                  ------------------------------


                                 Not Applicable
 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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C:\TEMP\#680433 v2 - Form 8-K for PSA.doc - 6 -

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-WL1. On August 30, 2002, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, Bank One, N.A., as trustee, and Morgan Stanley Dean Witter Mortgage Capital Inc., as transferor, of Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-WL1 (the "Certificates").

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            --------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2002, by and among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, Bank One, N.A., as trustee, and Morgan Stanley Dean Witter Mortgage Capital Inc., as transferor.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 2, 2002                 MORGAN STANLEY DEAN WITTER CAPITAL I INC.




                                          By: /s/ Cecilia Tarrant
                                          ------------------------------------
                                              Name:  Cecilia Tarrant
                                              Title: Vice President


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                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----
4                               Pooling and Servicing                       6
                                Agreement, dated as of
                                August 1, 2002, by and among
                                the Company, as depositor,
                                Wells Fargo Bank Minnesota,
                                N.A., as master servicer,
                                Bank One, N.A., as trustee,
                                and Morgan Stanley Dean
                                Witter Mortgage Capital
                                Inc., as transferor.